Halozyme Confidential and Proprietary 40th Annual J.P. Morgan Healthcare Conference Dr. Helen Torley, President and CEO January 10, 2022

Halozyme Confidential and Proprietary 2 Forward-Looking Statements Note: This presentation contains product names, trademarks and registered trademarks are property of their respective owners In addition to historical information, the statements set forth in this presentation include forward-looking statements including, without limitation, statements concerning the Company’s expected future financial performance (including financial estimates for 2021 and outlook for 2022) and expectations for profitability, revenue (including expectations for future milestones and royalty growth), operating income and earnings-per-share and the Company’s plans to continue its share repurchase program and to potentially expand its platform through acquisitions. Forward-looking statements regarding the Company’s ENHANZE® drug delivery technology may include the possible activity, benefits and attributes of ENHANZE®, the possible method of action of ENHANZE®, its potential application to aid in the dispersion and absorption of other injected therapeutic drugs and facilitating more rapid delivery or larger volumes of injectable medications through subcutaneous delivery, and lowering the treatment burden for patients and health care system costs. Forward- looking statements regarding the Company's ENHANZE® business may include potential growth driven by our partners' development and commercialization efforts (including anticipated new clinical trial starts, number of products in development and ENHANZE® product approvals and launches), projections for future market share gains of partner SC products using ENHANZE®, projections for future sales revenue of our collaborators’ products, potential new ENHANZE® collaborations, collaborative targets, indications for ENHANZE® products, co-formulation intellectual property and the Company’s plans to develop new formulations of its API for longer intellectual property protection. These forward-looking statements are typically, but not always, identified through use of the words "believe," "enable," "may," "will," "could," "intends," "estimate," "anticipate," "plan," "predict," "probable," "potential," "possible," "should," "continue," and other words of similar meaning and involve risk and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Actual results could differ materially from the expectations contained in these forward-looking statements as a result of several factors, including unexpected levels of revenues (including royalty and milestone revenue received from our collaboration partners), expenditures and costs, unexpected delays in the execution of the Company's share repurchase program or planned platform expansion, unexpected results or delays in the growth of the Company’s ENHANZE® business, obtaining new co-formulation intellectual property, or in the development, regulatory review or commercialization of new formulations of the Company’s API or its partners’ ENHANZE® products, including any potential delays caused by the current COVID- 19 global pandemic, regulatory approval requirements, unexpected adverse events or patient outcomes and competitive conditions. These and other factors that may result in differences are discussed in greater detail in the Company's most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), these materials contain certain non- GAAP financial measures. The Company reports non-GAAP net income and non-GAAP diluted earnings per share and expectations of those measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Reconciliations between GAAP and non-GAAP financial measures are included in these materials.

Halozyme Confidential and Proprietary 3 2022 Financial Guidance Highlights 2021 2022 Total Revenue $430M-$445M $530M-$560M • ~23-26% growth • Includes one new deal upfront milestone • API and milestone revenue overall similar to 2021 • First time annual revenue >$500M Royalty Revenue ~$200M (est.) ~$300M • Project ~50% YoY Growth • Second year of projected increase of ~$100M Operating Income $265M-$280M $350M-$380M • ~32-36% growth • >65% Operating Margin • Includes incremental $20M Op-Ex Investment to maximize ENHANZE® and extend Royalty Revenue durability GAAP Diluted EPS $2.60-$2.70 $1.90-$2.05 • 2021 GAAP Diluted EPS includes $142M one- time benefit from reversal of tax valuation allowance, representing ~$0.97 per share • 2022 represents first year of income tax expense projected to be ~$0.55-0.60 per share Non- GAAP Diluted EPS $1.90-2.00 $2.05-$2.20 • 2021 Non-GAAP Diluted EPS excludes $142M one-time benefit from reversal of tax valuation allowance • 2022 represents first year of income tax expense projected to be ~$0.55-0.60 per share

Halozyme Confidential and Proprietary 4 Capital Allocation Priorities Invest to Maximize ENHANZE® Growth and Durability Return Capital to Shareholders Identify Opportunities for External growth Potential M&A expanding platform technologies Footer

Halozyme Confidential and Proprietary 5 ENHANZE® A Royalty Growth Story 1 Source : Symphony Health October subscription data (presented with permission) 2 Source: Q2 2021 Johnson & Johnson earnings call transcript DARZALEX FASPRO® with ENHANZE® #1 in US sales of Daratumumab1 DARZALEX® SC with ENHANZE® ex-US uptake, follows prior successes2 All time high number of partnered products in development 2021 an inflection point year

Halozyme Confidential and Proprietary 6 2027 projection based on approved products and assumes global approval and launches of 20 additional products in multiple indications. Includes projections for subcutaneous versions for targets not currently approved or commercially available. Assumes approved and under review co-formulation patents, Innovator revenues based on Bloomberg or Evaluate Ltd analyst-based estimates when available. Conversion rates based on Halozyme internal projections. Royalty revenue projections includes targets selected and not yet disclosed. Projected royalty revenue is not risk-adjusted. ENHANZE® 2022 Royalty Revenue Projected to Grow ~50% to ~$300M (+$100M YoY) $1B Projected Royalty Revenue Potential ~$200M 2021 Estimate 2027 Potential 2031 Potential

Halozyme Confidential and Proprietary 7 With Subcutaneous Delivery ENHANZE® Patented, Proven Platform Technology Enabling Subcutaneous Delivery of IV Drugs ENHANZE® PlatformIV Drug Delivery Temporarily degrades extracellular matrix enabling increased fluid flow and dispersion of drugs co-formulated with ENHANZE® Time-consuming administration Uses Halozyme fully owned rHuPH20 enzyme Syringe needle

Halozyme Confidential and Proprietary 8 ENHANZE® Multiple Revenue Streams, Growth Driven by Recurring Royalty Revenues PROJECTED PERCENT OF TOTAL REVENUES 2021 2025 • On average mid-single digit • Duration, in general minimum of 10 years from launch • Upfront • Development • Commercial • API typically cost plus 20% • Hylenex® (hyaluronidase human injection) Sales ~45% 65% ~30% ~20% ~20-25% ~15% Royalties Milestones Typically ~$160M per target Product Sales

Halozyme Confidential and Proprietary 9 Wave 5Wave 4Wave 3 2021 Operating Performance Drives Strong Future Growth Runway Revenue drivers 2021+ Revenue drivers 2023+ Revenue drivers 2025+ Wave 1 & 2 Launch Potential 2023-2025 13 Products in Phase 1 Launch Potential 2025-2027 5 Globally Approved Products 3 Products in Phase 3 Footer New Nominations from Current and New Partners Launch Potential 2027+ Revenue drivers 2027+

Halozyme Confidential and Proprietary 10 2027 Projection based on approved products and assumes global approval and launches of 20 additional products in multiple indications. Includes projections for subcutaneous versions for targets not currently approved or commercially available. Assumes approved and under review co-formulation patents, Innovator revenues based on Bloomberg or Evaluate Ltd analyst- based estimates when available. Conversion rates based on Halozyme internal projections. Royalty revenue projections includes targets selected and not yet disclosed. Projected royalty revenue is not risk-adjusted. ENHANZE® $1B Projected Royalty Revenue Potential ~ $200M 2021 Estimate 2027 Potential 2031 Potential Drivers Current Portfolio • Waves 1, 2, 3 and 4 Products • Granted and submitted co-formulation patents • Wave 5 ENHANZE® Products • Co-formulation patents submitted 2022-2027 • NEW rHuPH20 with extended room temp. stability, longer IP Drivers A Royalty Growth Story

Halozyme Confidential and Proprietary 11 0 50 100 150 200 2019 2020 2021 M ill io n s >100% YOY growth Wave 1 and 2 Launches Record Royalty Revenue in 2021 With >100% Growth YoY 1. Halozyme reported results 2. Based on Halozyme estimate as of January 10, 2022 Royalty Revenue $88.6M1 Waves 1 2 3 4 $69.9M1 ~$200M (est.)2

Halozyme Confidential and Proprietary 12 DARZALEX FASPRO®/DARZALEX® SC Potential for Royalties to More than Double 2021 to 2025 1Analysts consensus obtained from Evaluate Ltd December 2021 2 Halozyme estimate based on Janssen reported sales Q1-Q3 2021 and data from Symphony Health 3 Symphony Health October 2021 subscription data (presented with permission) Waves 1 2 3 4 Annualized share 2021: ~58% 2 • 2021 Exit share of 60% (EU) to 74%3 (US) supports projected continued growth 2022+0 2 4 6 8 10 12 2020 2021 2022 2023 2024 2025 2026 Daratumumab Sales ($B) Total Daratumumab Sales IV+SC ($B)1 +37%1 Continued Strong SC Share Gains

Halozyme Confidential and Proprietary 13 Wave 3 Pipeline 3 Key Products With Parent Product Projected at >$20B Revenue in 2025(1) 1 Analysts consensus estimates obtained from Evaluate Ltd. December 2021 2 Halozyme estimated launch time frames based on historical precedents Waves 1 2 3 4 Potential to launch 3 new SC with ENHANZE® products 2023-20252 Product Indications in Phase 3 as SC with ENHANZE® Nivolumab (BMS) IV APPROVED • Clear Cell Renal Cell Carcinoma Atezolizumab (Roche) IV APPROVED • Non-Small Cell Lung Cancer Efgartigimod (argenx) IV APPROVED Myasthenia Gravis • Myasthenia Gravis • Pemphigus vulgaris • Immune thrombocytopenia • CIDP

Halozyme Confidential and Proprietary 14 1 Analysts consensus obtained from Evaluate Ltd December 2021 2 argenx SE conference call to discuss FDA approval December 17, 2021 Analysts’ consensus revenue projection: ~$2.5B in 2026, with wide range(1) Potential first-in-class anti-FcRn for serious auto-immune conditions Multiple Indications being studied in Phase 3 as SC with ENHANZE®: • Myasthenia Gravis: Phase 3 data readout first half of 2022(2) • CIDP: Phase 3 ongoing • ITP: Phase 3 Ongoing • Pemphigus: Phase 3 ongoing Waves 1 2 3 4 Efgartigimod Halozyme First Potential Wave 3 Launch

Halozyme Confidential and Proprietary 15 Halozyme Assessed Drivers of Conversion First Potential Efgartigimod SC Indication with ENHANZE® Myasthenia Gravis in 2023 Efgartigimod SC DARZALEX® SC Growth brand for company Competitive situation where differentiation key Potential for reduced treatment burden Physician practice dynamics support SC

Halozyme Confidential and Proprietary 16 Diverse, Blockbuster Products Potential SC Launches 2025-2027 Excludes CAP256V2LS (CAPRISA): Phase 1 only 1 Based on all analyst consensus estimates for Wave 1-4 products available via Evaluate Ltd. as of December 2021 Analysts’ Consensus Revenue For All Parent Products in 2026: >$55B1 Ongoing or Completed Phase 1 studies ONCOLOGY NEUROLOGY AUTOIMMUNE RARE DISEASE HIV Undisclosed (Janssen) IV APPROVED Nivolumab+Relatlimab (BMS) Ocrelizumab (Roche) IV APPROVED Teprotumumab-trbw (Horizon) IV APPROVED ALXN -1720 (Alexion/ AstraZeneca) N6LS bnAb (VRC) Anti-TIM3 (BMS) ARGX-117 (argenx) Cabotegravir (ViiV) Oral and IM APPROVED Anti-CD73 (BMS) Undisclosed (Takeda) Undisclosed (Janssen) 2022: Project at least 5 Products will progress to Phase 2 or 3 in 2022 Waves 1 2 3 4

Halozyme Confidential and Proprietary 17 365 Pills/Year ViiV Healthcare and Halozyme Partnering Goal To Reduce Treatment Days for Patients with HIV 1 GSK Investor Day presentation June 2021 2 GSK , Meet GSK Management Getting ahead of HIV November 2021 Waves 1 2 3 4 ≤ 4 SC injections/Year Long -Acting Injectable market size projected by GlaxoSmithKline (GSK) by 20301: • Pre-exposure prophylaxis (PrEP): >$5B • Treatment: >$5B 9 out of 10 HIV patients prefer Long-Acting treatments over oral1 4 HIV target exclusive deal signed 2021 Projected Phase 1 data delivery 20222 • Cabotegravir plus ENHANZE® (INSTI) Oral and IM APPROVED • N6LS plus ENHANZE® (Broadly Neutralizing Antibody)

Halozyme Confidential and Proprietary 18 Monoclonal antibodies Antibody Fragments antibodies Bi-specific antibodies Small Molecules Potential Benefits IV to SC for Competitive Differentiation Co-formulation IP Oral to SC for compliance SC/IM to SC Extended dosing Approved DARZALEX FASPRO® Products in Development (examples) Efgartigimod Atezolizumab Janssen (undisclosed) Cabotegravir Broad Applicability of ENHANZE® Platform = Opportunity Footer

Halozyme Confidential and Proprietary 19 2025 Goal 10 Approved SC ENHANZE® Products Generating Royalty Revenues, Multiple Waves to Come Revenue Growth Drivers 2025+ ≥10 SC Products with ENHANZE® Approved ~10 SC Products with ENHANZE® in Phase 3 Development ~10 SC Products with ENHANZE® in Phase 1,2 or 3 Development Wave 5Wave 4Wave 1,2,3 and 4

Halozyme Confidential and Proprietary 20 New Longer IP rHuPH20 Opportunity to Increase and Extend Halozyme Revenue Durability New rHuPH20, with extended room temperature stability Patent protected to 2032 Europe 2034 US For current and new partners seeking new option for patient self- administration with longer IP coverage

Halozyme Confidential and Proprietary 21 2027 Projection based on approved products and assumes global approval and launches of 20 additional products in multiple indications. Includes projections for subcutaneous versions for targets not currently approved or commercially available. Assumes approved and under review co-formulation patents, Innovator revenues based on Bloomberg or Evaluate Ltd analyst- based estimates when available. Conversion rates based on Halozyme internal projections. Royalty revenue projections includes targets selected and not yet disclosed. Projected royalty revenue is not risk-adjusted. ENHANZE® $1B Projected Royalty Revenue Potential > $200M 2021 Estimate 2027 Potential 2031 Potential Drivers Current Portfolio • Waves 1, 2, 3 and 4 Products • Granted and submitted co-formulation patents • Wave 5 ENHANZE® Products • Co-formulation patents submitted 2022-2027 • NEW rHuPH20 with extended room temp. stability, longer IP Drivers A Royalty Growth Story

Halozyme Confidential and Proprietary 22 Why The Traditional Patent Cliff Dynamic Does Not Apply to ENHANZE® No third-party biosimilar company can target the $1B potential revenue with just one biosimilar product at patent expiry >20 products drive Halozyme ~$1B potential Project multiple SC products with ENHANZE® protected by co-formulation patents post 2030 High cost and complexity for biosimilar company ENHANZE® IP extends to 2024 (EU) and 2027 (US)

Halozyme Confidential and Proprietary 23 Why the Traditional Patent Cliff Dynamic Does Not Apply to ENHANZE® A P I S U P P L Y S T R A T E G Y Designed to Retain and Expand Current and New Partners Established Safety Profile ENHANZE® safety track record in >500,000 post-marketing patients Reliable Low-Cost ENHANZE® API New higher yield, lower cost ENHANZE® API: reduces incentive to switch Multiple partner products patent protected beyond 2027

Halozyme Confidential and Proprietary 24 If no co-formulation patent granted or, if granted, depending on specific agreement terms for each partner, potential for Royalty Revenue step down by 50% in 2024 (EU) and 2027 (US) Multiple Royalty Growth Revenue Drivers in 2027 and Beyond Footer Drivers of Royalty Revenue 2027 and Beyond Co-formulation Patents: potential to extend duration, delay stepdown Wave 3 Royalty Revenue Growing Wave 4 Royalty Revenue Growing Potential for Multiple Co- formulation Patents Wave 5 Launches and New Royalty Revenue NEW: longer IP API

Halozyme Confidential and Proprietary 25 Capital Allocation Priorities Invest to Maximize ENHANZE® Growth and Durability Return Capital to Shareholders Identify Opportunities for External Growth Potential M&A expanding platform technologies Footer

Halozyme Confidential and Proprietary 26 3 Year Forward Milestone Revenue Projection Pipeline and New Deal Progress Drives Significant Revenue Includes development, commercial and new agreement upfront milestones and other collaboration revenue. Updated through December 2021. E n d 2 0 1 8 P ro je c ti o n E n d 2 0 1 9 U p d a te d P ro je c ti o n E n d 2 0 2 0 P ro je c ti o n E n d 2 0 2 1 P ro je c ti o n 2019 2020 2021 202420232022 $350 - $450M $400 - $450M $225 - $300M Estimate: $318M Estimate: $258M Estimate: $135M On track: $258M after year 2 Revenue Guidance Range exceeded $450 - $500M On track: $135M after year 1

Halozyme Confidential and Proprietary 27 Capital Return Plan Footer 2019 2020 2021 2022 1 st P la n 2 n d P la n December 2021 • $750 million 3-year share buyback announced • Up to $250M by end of 2022, inclusive of $150M ASR initiated December 2021 November 2019 • $550 million 3-year share buyback announced October 2021 • Share buy-back completed • 22.3 million shares repurchased for an average price per share of $24.72.

Halozyme Confidential and Proprietary 28 2022 Financial Guidance Highlights 2021 2022 Total Revenue $430M-$445M $530M-$560M • ~23-26% growth • Includes one new deal upfront milestone • API and milestone revenue overall similar to 2021 • First time annual revenue >$500M Royalty Revenue ~$200M (est.) ~$300M • Project ~50% YoY Growth • Second year of projected increase of ~$100M Operating Income $265M-$280M $350M-$380M • ~32-36% growth • >65% Operating Margin • Includes incremental $20M Op-Ex Investment to maximize ENHANZE® and extend Royalty Revenue durability GAAP Diluted EPS $2.60-$2.70 $1.90-$2.05 • 2021 GAAP Diluted EPS includes $142M one- time benefit from reversal of tax valuation allowance, representing ~$0.97 per share • 2022 represents first year of income tax expense projected to be ~$0.55-0.60 per share Non- GAAP Diluted EPS $1.90-2.00 $2.05-$2.20 • 2021 Non-GAAP Diluted EPS excludes $142M one-time benefit from reversal of tax valuation allowance • 2022 represents first year of income tax expense projected to be ~$0.55-0.60 per share

Halozyme Confidential and Proprietary 29 GAAP to Non-GAAP Reconciliation: 2021 and 2022 EPS Guidance (1) In the third quarter 2021, the Company recognized a non-cash tax benefit of approximately $142 million related to the release of substantially all of its valuation allowance against its deferred tax assets. Estimated income tax effect of the Non-GAAP reconciling items are calculated using applicable statutory tax rates, taking into consideration of any valuation allowance. Dollar amounts, as presented, are rounded. Consequently totals may not add up.

Halozyme Confidential and Proprietary 40th Annual J.P. Morgan Healthcare Conference Dr. Helen Torley, President and CEO January 10, 2022